                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Braun's Fashion's Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                             BRAUN'S FASHIONS CORPORATION
                                2400 XENIUM LANE NORTH
                              PLYMOUTH, MINNESOTA 55441
                                  __________________

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    JULY 16, 1997
                                  __________________

To the Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders of Braun's Fashions Corporation (the "Company") will be held at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota on Wednesday, July 16, 1997 at 3:30 p.m. Central Time for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

    1. To elect two Class 3 directors to serve on the Board of Directors for a term of three years;

    2.   To adopt a 1997 Stock Incentive Plan for the Company's employees;

    3. To amend the Company's 1992 Director Stock Option Plan to increase the total number of shares of Common Stock available for grant from 40,000 shares to ____ shares;

    4. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending February 28, 1998; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on June 2, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the meeting and further information regarding each proposal to be made.

    SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                             By Order of the Board of Directors


                             Nicholas H. Cook
                             Chairman of the Board
June 6, 1997
Minneapolis, Minnesota

                          BRAUN'S FASHIONS CORPORATION
                             2400 XENIUM LANE NORTH
                            PLYMOUTH, MINNESOTA 55441

                         ------------------------------

                                   PRELIMINARY
                                 PROXY STATEMENT

                         ------------------------------

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 16, 1997

                       INFORMATION CONCERNING SOLICITATION
                                   AND VOTING

          This Proxy Statement is furnished by the Board of Directors of Braun's Fashions Corporation (the "Company") in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Wednesday, July 16, 1997, at 3:30 p.m. Central Time, at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED. This Proxy Statement and the Notice of Meeting and Proxy are being mailed to shareholders on or about June 6, 1997.

          The close of business on June 2, 1997 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 4,432,588 shares of common stock, par value $.01 per share (the "Common Stock"). On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date.
The aggregate number of votes cast by all shareholders present in person or by proxy at the Meeting will be used to determine whether a motion is carried. Thus, an abstention from voting on a matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect on the item on which the shareholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote.

          Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

          The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 1, 1997: (i) by each of the executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation;" (ii) by each director;
(iii) by all directors and executive officers of the Company as a group; and
(iv) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                     NUMBER OF SHARES              PERCENT OF SHARES
     NAME                           BENEFICIALLY OWNED            BENEFICIALLY OWNED
     ----                           ------------------            ------------------
OFFICERS AND DIRECTORS
----------------------

Nicholas H. Cook                         103,553(1)                     2.3
Herbert D. Froemming                      66,824(1)                     1.5
William J. Prange                         14,167(2)                       *
Marc C. Ostrow                           278,780(3)(4)                  6.3
James J. Fuld, Jr.                       272,280(4)(5)                  6.1
Donald D. Beeler                          10,000(6)                       *
Larry C. Barenbaum                        10,000(6)                       *

OTHER 5% SHAREHOLDERS
---------------------

Cowen & Company                          346,500(7)                     7.8

All directors and executive
officers as group (7 persons)            755,604(8)                    16.8

-------------------------
*Less than 1%

(1)  Includes 14,600 shares issuable pursuant to options granted.
(2)  Includes 14,167 shares issuable pursuant to options granted.
(3) Mr. Ostrow's address is c/o Pennwood Capital Corporation, 477 Madison Avenue, New York, New York 10022.
(4)  Includes 6,667 shares issuable pursuant to options granted.
(5) Mr. Fuld's address is c/o James J. Fuld, Jr. Corp., 605 Third Avenue, Suite 3500, New York, New York 10158.
(6)  Includes 10,000 shares issuable pursuant to options granted.
(7) The address of Cowen & Company is: 1 Financial Square, New York, New York 10005.
(8) This figure includes outstanding shares and options described in the preceding footnotes.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
GENERAL

          The Company's Certificate of Incorporation provides that the Board of Directors be divided into three classes of directors of as nearly equal size as possible. The Company's Bylaws further provide that the total number of directors will be determined exclusively by the Board of Directors. Directors are elected for a term of three years and the terms are staggered. Herbert D. Froemming and James J. Fuld, Jr. are the directors in the class whose term expires at the Meeting. Management and the Board of Directors have nominated and recommended that Herbert D. Froemming and James J. Fuld, Jr. be reelected as Class 3 directors, to hold office until the 2000 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Both of the nominees are members of the Board of Directors of the Company and have served in that capacity since originally elected or designated as indicated below.

          There is no family relationship among the nominees or between any nominee and any of the Company's other directors.

VOTING INFORMATION

          Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Froemming and Fuld. The affirmative vote of the majority of shares of Common Stock present and entitled to vote at the Meeting is necessary to elect each nominee. A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES. Both of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Certificate of Incorporation prohibits cumulative voting and each director will be elected by a majority of the voting power of the shares present and entitled to vote at the Meeting.

          The table below gives certain information concerning the nominees and other directors:

                                                                                                DIRECTOR
NAME                              AGE        NOMINEE OR CONTINUING DIRECTOR IN TERM              SINCE
----                              ---        --------------------------------------             --------
Herbert D. Froemming . . . . .    60         Director; nominee with term expiring in 2000         1990

James J. Fuld, Jr.(2). . . . .    49         Director; nominee with term expiring in 2000         1986

Larry C. Barenbaum(1)(2) . . .    50         Director with term expiring in 1999                  1992

Donald D. Beeler (1)(2). . . .    61         Director with term expiring in 1999                  1992

Nicholas H. Cook . . . . . . .    56         Director with term expiring in 1998                  1987

Marc C. Ostrow (1) . . . . . .    51         Director with term expiring in 1998                  1986

-------------------------
(1)  Member of Compensation Committee
(2)  Member of Audit Committee

NOMINEES AND DIRECTORS

CLASS 3 NOMINEES

          HERBERT D. FROEMMING has served the Company as President and Chief Operating Officer since June 1994. Mr. Froemming has been Secretary since December 1990, and Treasurer since January 1989. From January 1989 until May 1994, Mr. Froemming served as the Company's Chief Financial Officer and, from March 1992 to June 1994, Mr. Froemming was a Senior Vice President. He has been a director of the Company since May 1990. From June 1984 until January 1989, Mr. Froemming was self-employed and was affiliated with Sullivan Associates, Inc. as a turnaround consultant for financially troubled companies. From September 1978 to June 1984, he was Senior Vice President of Gamble Skogmo, Inc., a merchandising and financial services conglomerate, and Wickes Companies, Inc. which acquired Gamble Skogmo in 1980.

          JAMES J. FULD, JR. has served as a director of the Company since 1986. From November 1986 to December 1990, he served as Secretary of the Company. Since December 1979, Mr. Fuld has been the Chairman, President and sole shareholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm.

CLASS 2 DIRECTORS

          LARRY C. BARENBAUM has served as a director of the Company since March 1992. From 1986 to November 1991, Mr. Barenbaum was President and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970. Since November 1991, Mr. Barenbaum has been self-employed as President of LCB Enterprises, Inc., a small business investment and acquisition company specializing in the product distribution and marketing fields. Mr. Barenbaum also served as President of ACII Corp., a distributor of fashion accessories, which filed under Chapter 7 of the United States Bankruptcy Code on ________________, 1997. Mr. Barenbaum also serves on the Board of Directors of Signal Bank and United Community Bancshares, Inc.

          DONALD D. BEELER has served as a director of the Company since March 1992. Since 1986, Mr. Beeler has been Chairman and Chief Executive Officer of Snyder's Drug Stores, Inc. ("Snyders"), a Minneapolis-based retailer which operates a chain of 73 stores. In addition, Snyders operates a wholesale program, by contract, which supplies over 800 independent retailers in the United States.

CLASS 1 DIRECTORS

          NICHOLAS H. COOK has served the Company in various capacities since 1977. Mr. Cook has been Chairman of the Board since January 1992, Chief Executive Officer since December 1990, and a director since October 1987. From December 1990 to June 1994, he also served as the Company's President and from February 1987 to December 1990, he was a Vice President.

          MARC C. OSTROW has served as a director of the Company since 1986. From November 1986 until November 1991, Mr. Ostrow served as Chairman of the Board of the Company, and until December 1990, also acted as President (on an unpaid basis) of Braun's Holding Company, Inc. Since 1979, Mr. Ostrow's principal occupation has been as Chairman, President and Chief Executive Officer of Pennwood Capital Corporation, a private venture capital investment and management firm.

          The Company operated its business as debtor-in-possession under Chapter 11 of the United States Bankruptcy Code from July 1996 until December 1996, when the Company's Plan of Reorganization was approved by creditors and confirmed by the Bankruptcy Court. All of the nominees and directors have served as directors of the Company during this period.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          During the fiscal year ended March 1, 1997, the Board of Directors held thirteen meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he served.

          The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. The Audit Committee is comprised of Messrs. Fuld, Barenbaum and Beeler and held two meetings during the last fiscal year.

          The Compensation Committee determines the compensation for executive officers of the Company and establishes the Company's compensation policies and practices. The Compensation Committee also grants stock options to employees of the Company, including officers who are not directors of the Company, pursuant to the Company's Stock Option Plan. The Compensation Committee is comprised of Messrs. Ostrow, Barenbaum and Beeler and held four meetings during the last fiscal year.

          The Company has no nominating committee or any committee performing those functions. The Board as a whole performs the functions which would otherwise be delegated to a nominating committee.

COMPENSATION OF DIRECTORS

          The Company compensates directors who are not employed by the Company or its affiliates $8,000 per year, payable quarterly, plus expenses for services as a director. In addition, in June 1996, Messrs. Barenbaum and Beeler were each granted an option to purchase 5,000 shares of Common Stock at an exercise price of $3.00 per share.

1992 DIRECTOR STOCK OPTION PLAN

          Effective March 1, 1992, the Company established the 1992 Director Stock Option Plan (the "Director Option Plan"), which provides for the issuance by the Company of a maximum of 40,000 shares of Common Stock to non-employee directors upon the exercise of options. Under one of the proposals for the Meeting, the Board has recommended to the Shareholders an increase in the number of authorized shares under the Director Option Plan to ______ shares.

          The Director Option Plan provides for the automatic grant of non-qualified options to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the shares on the date of grant, to each non-employee director when such non-employee director becomes a member of the Board for the first time. Such options will vest over a three-year period, with one-third of such options becoming exercisable on each of the first, second and third anniversaries of the date of grant. Options which expire, or are cancelled or terminated without having been exercised, may be regranted to other non-employee directors under the Director Option Plan. The Director Option Plan terminates on March 1, 2002.

          In June 1996, options previously granted to each of Messrs. Ostrow, Fuld, Barenbaum and Beeler under the Director Option Plan to purchase 10,000 shares of Common Stock were repriced with an exercise price of $3.00 per share, one third of which vested immediately, and the balance over the two year period commencing in June 1997.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Securities Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "Commission") and The NASDAQ Stock Market. Such officers, directors and ten percent shareholders are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by it, or representation from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended March 1, 1997, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          Decisions and recommendations regarding the compensation of the Company's executives are made by a three member Compensation Committee (the "Committee") composed entirely of non-employee directors. The Committee has responsibility to review, establish and change compensation programs for the Company's officers to most accurately reflect the current needs of the Company and best measure and reward the performances of its executives. The following is a report of the Compensation Committee of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended March 1, 1997.

TO THE BOARD OF DIRECTORS:

COMPENSATION PHILOSOPHY

          The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving strategic Company goals. The Committee attempts to balance short and long-term considerations in appropriately rewarding individuals who are responsible for the Company's profitability, growth and enhancement of shareholder value. Compensation for executive officers consists of: (i) base salary, (ii) an annual cash incentive award, and (iii) a long-term incentive, through a stock option plan. The Committee strongly believes that management's compensation should be structured to emphasize the relationship between pay and performance by placing a portion of compensation at risk and subject to the achievement of financial goals and objectives. Additionally, such qualitative factors as leadership skills, planning initiatives, technical skills, and employee development have been deemed to be important factors to take into account in considering levels of compensation.

COMPONENTS OF COMPENSATION

          BASE COMPENSATION - It is the Company's policy to pay competitive base compensation to its executive officers, as measured against the norms for similar positions in companies of similar size and characteristics. The Committee annually reviews and, if appropriate, adjusts executive officers' salaries based on an evaluation of each officer's performance as well as the performance of the Company as a whole. In making individual base salary recommendations, the Committee considers the executive's sustained performance against his or her individual job responsibilities including, where appropriate, the impact of such performance on the business results of the Company, as well as the executive's experience, management and leadership ability and potential for advancement, his or her compensation history and the Company's performance.

          CASH INCENTIVE AWARDS - To encourage performance and to provide a direct link with executive compensation, the Company pays annual cash bonuses in accordance with the Braun's Management Bonus Plan (the "Plan"). Under the Plan, bonuses are primarily based on the Company's performance as measured against the Company's business plan. Annual pre-tax earnings targets are set by the Committee based on the Company's pre-tax earnings budget and other objective criteria as approved by the Committee. Actual annual incentive payments are based upon a pre-bonus, pre-tax earnings performance formula. The Committee may also make discretionary bonuses based on individual achievement.

          LONG-TERM INCENTIVE COMPENSATION - The Committee believes that granting stock options to executive officers and key employees provides an incentive for them to make decisions which are in the long-term best interest of the Company. In determining stock option grants, the Committee considers the executive's contribution to the Company's performance and his or her anticipated future contributions toward meeting the Company's long-term strategic goals, as well as industry practice.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

          The base salary of Nicholas H. Cook, the Company's Chief Executive Officer, under his employment agreement which was $231,000 in fiscal 1997, unchanged from his salary in fiscal 1996 and 1995. In connection with his contributions during the Company's Chapter 11 bankruptcy proceeding and successful emergence in December 1996, Mr. Cook received a bonus of $15,000 last year. In fiscal 1997, the Committee awarded Mr. Cook options to purchase 10,000 shares of Common Stock. The Committee also repriced options to purchase 77,600 shares of Common Stock. As a result, Mr. Cook currently holds options to purchase 43,800 shares of Common Stock at an exercise price of $4.00 per share which vests in three annual equal installments commencing in June 1997 and options to purchase 43,800 shares of Common Stock at an exercise price of $2.00 per share which vests in three annual equal installments commencing in June 1998. The Committee believes that the grant of these options provides a substantial incentive and further aligns the interest of senior management with shareholders.

May 15, 1997                  Members of the Compensation Committee

                              Marc C. Ostrow, Chairman
                              Larry C. Barenbaum
                              Donald D. Beeler

SUMMARY COMPENSATION TABLE

          The following table sets forth, the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other two executive officers whose compensation exceeded $100,000 for such fiscal year.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION                            LONG-TERM
                            ----------------------------------------------------         COMPENSATION
                                                                                         ------------
                                                                        OTHER ANNUAL         AWARDS        ALL OTHER
NAME AND                     FISCAL         SALARY         BONUS        COMPENSATION         OPTIONS      COMPENSATION
PRINCIPAL POSITION            YEAR            ($)          ($)(1)          ($)(2)            (#)(3)          ($)(4)
------------------           ------         ------         ------       ------------         -------      ------------
Nicholas H. Cook               1997        231,000         15,000           --              87,600(5)           468
 Chairman, Chief               1996        231,000           --             --                   0              435
 Executive Officer             1995        231,000           --             --                   0              403
----------------------------------------------------------------------------------------------------------------------

Herbert D. Froemming           1997        200,000         15,000           --              87,600(5)         2,922
 President, Chief              1996        200,000           --             --                   0            1,770
 Operating Officer             1995        193,000           --             --              10,000            1,616
----------------------------------------------------------------------------------------------------------------------

William J. Prange (6)          1997        165,000         10,000           --              85,000(5)         2,147
 Senior Vice President,        1996        165,000           --             --                   0            1,144
 General Merchandising         1995        133,558           --             --              50,000               --
 Manager
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1)  Reflects bonus earned during the fiscal year.

(2) "Other Annual Compensation" includes the following, to the extent that the aggregate amount thereof exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual: personal benefits received by the named individuals and amounts reimbursed the individuals during the year for payment of taxes.

(3) In June 1996, to retain and motivate key employees and management and with a view towards aligning the interests of management with the Company's shareholders, the Compensation Committee issued additional stock options to key employees and management and reset the exercise prices and vesting schedules on certain existing stock options. Messrs. Cook, Froemming and Prange received additional options for 10,000, 10,000 and 35,000 shares, respectively, resulting in total outstanding options to such individuals of 87,600, 87,600 and 85,000 options, respectively. Of these options, Messrs. Cook, Froemming and Prange were granted 43,800, 43,800 and 42,500 options, respectively, at an exercise price of $2.00 per share, which vest over three years commencing in June 1998. In addition, Messrs. Cook, Froemming and Prange were granted 43,800, 43,800 and 42,500 options, respectively, at an exercise price of $4.00 per share and vest over three years commencing in June 1997.

(4) "All Other Compensation" includes the following amounts contributed by the Company during the fiscal year under the Company's Retirement Savings Plan for each of the named officers: $2,234, $1,125 and $1,109 for Mr. Froemming in 1997, 1996 and 1995, respectively, and $1,997 and $1,031 for Mr. Prange for 1997 and 1996, respectively. Insurance premiums were paid on behalf of each named executive officer in the amount of $468 for Mr. Cook, $688 for Mr. Froemming and $150 for Mr. Prange in 1997, $435 for Mr. Cook, $645 for Mr. Froemming and $113 for Mr. Prange in 1996 and $403 for Mr. Cook and $597 for Mr. Froemming in 1995.

(5) Includes options which were repriced in June 1996, including 77,600 for each of Messrs. Cook and Froemming and 50,000 for Mr. Prange.

(6)  Mr. Prange became employed by the Company in April 1994.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

          The following table provides information on option grants in fiscal 1997 to the named executive officers:

-----------------------------------------------------------------------------------------------
                                   Individual Grants
-----------------------------------------------------------------------------------------------
                                        % of
                                   Total Options/
                                        SARs
                       Options/      Granted to      Exercise                        Grant
                         SARs         Employees       or Base                        Date
                        Granted       in Fiscal        Price        Expiration      Present
        Name            (#) (1)       Year (2)        ($/sh)           Date      Value ($)(3)
-----------------------------------------------------------------------------------------------
Nicholas H. Cook         43,800         9.05%          2.00           6-23-06        24,873
                         43,800         9.05%          4.00           6-23-06        11,996
-----------------------------------------------------------------------------------------------

Herbert D. Froemming     43,800         9.05%          2.00           6-23-06        24,873
                         43,800         9.05%          4.00           6-23-06        11,996
-----------------------------------------------------------------------------------------------

William J. Prange        42,500         8.78%          2.00           6-23-06        24,135
                         42,500         8.78%          4.00           6-23-06        11,640
-----------------------------------------------------------------------------------------------

(1)  Includes options granted or repriced during fiscal 1997.

(2)  The Company granted or reset the price of 484,200 during fiscal 1997.

(3) As suggested by the Commission's rules on executive compensation disclosure, the Company used the Black-Scholes model of options valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The present value calculations are based on a ten-year option term with an expected life of three or four years. Assumptions include an interest rate of 6.50%, annual dividend yield of 0% and volatility of 57.3%.

          The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options.

           OPTION EXERCISES AND VALUE OF OPTIONS AT END OF FISCAL 1997

------------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                            SHARES                          OPTIONS AT END OF              IN-THE-MONEY OPTIONS
                           ACQUIRED                          FISCAL 1997 (#)              AT END OF FISCAL 1997 (1)
                             ON                VALUE      -----------------------         -----------------------
     NAME                  EXERCISE          REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
     ----                  --------          --------   -----------   -------------    -----------   -------------
                             (#)              ($)(1)
                             ---              ------
------------------------------------------------------------------------------------------------------------------------
Nicholas H. Cook              --                N/A          0             87,600          $0            $470,850
------------------------------------------------------------------------------------------------------------------------
Herbert D. Froemming        16,000            123,990        0             87,600          $0            $470,850
------------------------------------------------------------------------------------------------------------------------
William J. Prange             --                N/A          0             85,000          $0            $456,875
------------------------------------------------------------------------------------------------------------------------

(1) Value based on market value of the Company's Common Stock on March 1, 1997 less the exercise price.

          The following table sets forth, for each of the executives named in the Summary Compensation Table, previously granted options that were repriced during fiscal 1997 by the Compensation Committee.

                         TEN-YEAR OPTIONS/SAR REPRICINGS

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Length of
                                         Number of                                                                  Original
                                        Securities         Market Price        Exercise                            Option Term
                                        Underlying          of Stock at          Price                            Remaining at
                                     Options Repriced         Time of         at Time of        New Exercise         Date of
                                            (#)              Repricing         Repricing            Price           Repricing
     Name                   Date                                ($)               ($)                ($)             (Years)
------------------------------------------------------------------------------------------------------------------------------
Nicholas H. Cook           6/24/96        38,800               1.56              7.00              2.00(1)            8.75
                           6/24/96        38,800               1.56              7.00              4.00(2)            8.75
------------------------------------------------------------------------------------------------------------------------------
Herbert D. Froemming       6/24/96        38,800               1.56              7.00              2.00(1)            8.75
                           6/24/96        38,800               1.56              7.00              4.00(2)            8.75
------------------------------------------------------------------------------------------------------------------------------
William J. Prange          6/24/96        25,000               1.56              7.00              2.00(1)            8.75
                           6/24/96        25,000               1.56              7.00              4.00(2)            8.75
------------------------------------------------------------------------------------------------------------------------------


(1) Options vest in three equal annual installments commencing on June 24, 1998.

(2) Options vest in three equal annual installments commencing on June 24, 1997.


EMPLOYMENT AGREEMENTS

          In December 1991, the Company entered into three-year employment agreements with Messrs. Cook and Froemming (the "Employment Agreements"). Although the original term of the Employment Agreements expired December 19, 1994, the Employment Agreements further provide for one-year automatic extensions if the Employment Agreements are not terminated by the Company or the executive. In fiscal 1996, the Employment Agreements provided for annual base salaries to Messrs. Cook and Froemming of $231,000 and $200,000, respectively. The Employment Agreements also provide that Messrs. Cook and Froemming are entitled to certain severance benefits in the event that their employment is terminated by the Company "without cause" or by such executive following a "change of control" (both as defined in the Employment Agreements). In such cases, the executive would receive his salary for one year following notice of termination, less any cash compensation earned by the executive by other reemployment during the period. In addition, the executive would continue to be eligible for any option plans adopted by the Company during such period and would have 180 days following such period in which to exercise all options previously granted. The Employment Agreements provide for a continuation of salary payments and other benefits thereunder in the event of disability of the executive (reduced by any disability insurance benefits received by such executive) or death (up to the benefit of any life insurance policies obtained by the Company with respect to such executive). In addition, the Employment Agreements provide for the executives' retention of their life insurance policies at no cost to the executives in the event of retirement. Each of the Employment Agreements contains a covenant not to compete with the Company for
(i) the period during which they receive severance benefits in the event of their termination by the Company "without cause" or at their election upon a "change of control," and (ii) a period of one year in the event of their termination for any other reason.

MANAGEMENT BONUS PLAN

          Effective March 1990, the Company established the Braun's Management Bonus Plan (the "Bonus Plan") under which certain key management employees of the Company, including all executive officers, are eligible to receive annual bonuses. Bonuses under the Bonus Plan are based on (a) a comparison of targeted pre-tax earnings (as determined on an annual basis by the Compensation Committee) to the Company's actual pre-tax earnings and (b) a comparison of targeted individual or department performance objectives to actual performance. In the event that actual pre-tax earnings are less than or equal to the hurdle rate based on a percentage of targeted pre-tax earnings set by the Compensation Committee from time-to-time, no bonuses are paid by the Company. There were no bonuses paid under the Bonus Plan to any of the executive officers named in the Summary Compensation Table for fiscal 1997. However, in connection with their contributions during the Company's Chapter 11 proceeding, Messrs. Cook, Froemming and Prange received discretionary bonuses of $15,000, $15,000 and $10,000, respectively.

SECTION 401(k) PLAN

          Effective March 3, 1991, the Company established the Braun's Fashions, Inc. Retirement Savings Plan, a voluntary tax deferred retirement plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "401(k) Plan"). Pursuant to the 401(k) Plan, eligible employees (employed at the Company for more than one year) may elect to contribute up to 16% of their compensation, subject to limitations under the Internal Revenue Code, to the 401(k) Plan. The Company is permitted to make discretionary matching contributions of up to 25% of the first 6% of the participant's pre-tax contributions. Matching contributions vest at a rate of 25% per year. Neither employee nor Company contributions to the 401(k) Plan are taxable to the employee until such amounts are distributed to the employee, and Company contributions are tax deductible by the Company at the time of contribution.
The Company made a contribution for fiscal 1997 in the amount of $56,993, including $2,234 on behalf of Mr. Froemming and $1,997 on behalf of Mr. Prange.

                          COMPARATIVE STOCK PERFORMANCE

          The graph below compares the cumulative total shareholder return on the Common Stock of the Company since March 31, 1992 (the date of the Company's initial public offering) to the cumulative total shareholder return over such period of (i) the NASDAQ Stock Market (U.S. Companies) index and (ii) the NASDAQ Retail Trade index. The information contained in this graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

                                                          NASDAQ
                                                          Stock
                                          Braun's         Market       NASDAQ
                                         Fashions         (U.S.        Retail
                                       Corporation      Companies)      Trade
                                       ------------     ----------     -------
3/31/92..............................      100%            100%          100%
2/27/93..............................      157%            112%           88%
2/26/94..............................       98%            131%           96%
2/25/95..............................       37%            134%           90%
3/2/96...............................       24%            184%          105%
3/1/97...............................      120%            223%          118%

                                  PROPOSAL TWO
                PROPOSAL TO APPROVE THE 1997 STOCK INCENTIVE PLAN

GENERAL

     In May 1997, the Company's Board of Directors adopted, subject to shareholder approval, the Company's 1997 Stock Incentive Plan (the "1997 Incentive Plan"). In 1987, the Company adopted the 1987 Stock Incentive Plan (the "1987 Incentive Plan") which, as amended, provides for the granting of options to purchase up to 710,000 shares of Common Stock. As of the record date for the Meeting, under the 1987 Incentive Plan, options to purchase 479,400 shares of Common Stock were outstanding and 46,280 options were exercised. The 1987 Incentive Plan terminates on September 11, 1997 and options may not be granted under that program after that date. The 1997 Incentive Plan is intended to replace the 1987 Incentive Plan. Options currently outstanding under the 1987 Incentive Plan will not be affected by the adoption of the 1997 Incentive Plan. Under the 1997 Incentive Plan, the number of options available for grants will be _________.

          The Board of Directors believes that stock options have been, and will continue to be, an important compensation element in attracting and retaining key employees. The 1997 Incentive Plan is intended to provide key employees, including officers, of the Company with an incentive to promote the success of the Company and to further align such employees' interests with that of the Company's shareholders. A copy of the 1997 Incentive Plan is annexed to this Proxy Statement as Appendix A.

SUMMARY OF 1997 INCENTIVE PLAN

          The purpose of the 1997 Incentive Plan is to aid the Company in maintaining and developing management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. All key employees of the Company are eligible to receive awards under the 1997 Incentive Plan. The 1997 Incentive Plan terminates in 2007, and no awards may be made after such date. However, unless otherwise expressly provided in the 1997 Incentive Plan, any option granted may extend beyond the termination date of the 1997 Incentive Plan.

          The 1997 Incentive Plan permits the granting of: (a) stock options, including "Incentive Stock Options" meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and (b) stock options that do not meet such requirements ("Nonqualified Stock Options"). The 1997 Incentive Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee has the authority to establish rules for the administration of the 1997 Incentive Plan; to select the key employees to whom options are granted; to determine the number of shares of Common Stock covered by such options; and to set the terms and conditions of such options. Determinations and interpretations with respect to the 1997 Incentive Plan are in the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant options with respect to individuals who are not subject to Section 16(b) of the Securities Act.

          The exercise price per share under any stock option cannot be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option. Determinations of fair market value under the 1997 Incentive Plan are made in accordance with methods and procedures established by the Committee. For purposes of the 1997 Incentive Plan, the fair market value of shares of Common Stock on a given date is (i) the last sales price of the shares as reported on The NASDAQ Stock Market, if the shares are then being quoted on The NASDAQ Stock Market or (ii) the closing price of the shares on such date on a national securities exchange, if the shares are then being traded on a national securities exchange.

          No option granted under the 1997 Incentive Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each option is exercisable during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative. If any shares of Common Stock subject to any options are not purchased or are forfeited, the shares previously used for such options become available for future grants under the 1997 Incentive Plan.

          If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1997 Incentive Plan, the Committee may, in such manner as it deems equitable, adjust
(a) the number and type of shares (or other securities or property) which thereafter may be made the subject of options, (b) the number and type of shares (or other securities or property) subject to outstanding options, and (c) the exercise price with respect to any option. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1997 Incentive Plan or any option agreement in the manner and to the extent it shall be deemed desirable to carry the 1997 Incentive Plan into effect.

          The Board of Directors may amend, alter or discontinue the 1997 Incentive Plan at any time, provided that shareholder approval must be obtainable for any change that (i) absent such shareholder approval, would cause Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Act, to become available with respect to the 1997 Incentive Plan;
(ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to the Company; or (iii) requires the approval of the Company's shareholders under the Internal Revenue Code (the "Code") in order to permit Incentive Stock Options to be granted under the 1997 Incentive Plan.

          The following is a summary of the principal federal income tax consequences generally applicable to options under the 1997 Incentive Plan. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Nonqualified Stock Option. Generally, there will be no tax consequences to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

          Special rules apply in the case of individuals subject to Section 16(b) of the Securities Act. In particular, under current law, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period. Common Stock acquired under the 1997 Incentive Plan may only be re-offered or resold under an effective registration statement, under Rule 144 or under another exemption from the registration requirements of the Securities Act of 1933, as amended.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE 1997 INCENTIVE PLAN. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting on this item of business is necessary to approve the proposal. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to approve the proposal. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.

                                 PROPOSAL THREE
                           PROPOSAL TO AMEND THE 1992
                           DIRECTOR STOCK OPTION PLAN

          PROPOSED AMENDMENT

     In May 1997, the Company's Board of Directors adopted, subject to shareholder approval, an amendment to the Director Option Plan to increase the number of shares thereunder from 40,000 to ____ shares, an increase of ____ shares.

     As of the record date, there were no shares remaining available for future grants of stock options under the Director Option Plan. The Board of Directors believes that stock options are necessary to the Company's competitive ability to attract and retain the services of experienced and knowledgeable directors who are not employees of the Company or any of its subsidiaries (a

"Nonemployee Director") and to provide an additional incentive for such Nonemployee Directors to increase their interest in the Company's long-term success and progress.

     If the amendment is approved by the Company's shareholders, such amendment will be effective on July 16, 1997. If the amendment is not approved by the Company's shareholders, such amendment will not take effect.

SUMMARY OF THE DIRECTOR OPTION PLAN

     Each Nonemployee Director of the Company is eligible to participate in the Director Option Plan. Under the Director Option Plan, an initial option to purchase 10,000 shares granted automatically on the first business day immediately following each meeting of the Company's shareholders to each Nonemployee Director, if any, who is elected to the Board of Directors for the first time at such meeting.

     All options granted under the Nonemployee Director Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Such options vest over a three-year period, with one-third of such options becoming exercisable on each of the first, second and third anniversaries of the date of grant. These options are not transferable otherwise than by will, or by laws of descent and distribution.

     The Board of Directors may suspend, discontinue, revise or amend the Director Option Plan at any time, but may not, without shareholder approval, make any revisions or amendments to the Director Option Plan that (a) absent such shareholder approval, would cause Rule 16b-3 to become unavailable with respect to the Director Option Plan or (b) require the approval of the shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to the Company. The Board may not alter or impair any option granted under the Director Option Plan without the consent of the holder of the option. The Director Option Plan will expire on March 1, 2001.

     Under the Director Option Plan, appropriate adjustments in the Plan and outstanding options will be made in the event of changes in the Company's Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

     Options granted under the Director Option Plan are intended to be Nonqualified Stock Options, the attributes of which, for federal income tax purposes, are discussed above under the caption "Proposal to Approve the 1997 Stock Incentive Plan."

     BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE DIRECTOR OPTION PLAN. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting on this item
of business is required for the approval of this proposal.   Proxies solicited
by the Board of Directors will, unless otherwise directed, be voted to approve the proposal. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.


                                  PROPOSAL FOUR
                        RATIFICATION AND APPROVAL OF THE
                       APPOINTMENT OF INDEPENDENT AUDITORS

          The Board of Directors selected the accounting firm of Price Waterhouse LLP to serve as its independent auditor for the fiscal year ending February 28, 1998. Price Waterhouse LLP has audited the Company's financial statements since the fiscal year ended March 2, 1991. A proposal to ratify the appointment for the current year will be presented at the Meeting. Representatives of Price Waterhouse LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock present or represented at the Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for purposes of voting on the proposal but broker non-votes will not be counted for this purpose. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

          Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its office located at 2400 Xenium Lane North, Plymouth, Minnesota 55441 on or before January 31, 1998 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


                                  OTHER MATTERS

          A copy of the Company's Annual Report on Form 10-K for the year ended March 1, 1997, is included with this Proxy Statement.

          All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of the two Class 3 directors to serve until the 2000 Annual Meeting of Shareholders, shareholders may vote in favor of both nominees or withhold their votes as to both nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy in which no direction is specified will be voted in favor of each of the matters to be considered.

          The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.



Dated: June 6, 1997

                                     PROXY
                          BRAUN'S FASHIONS CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 16, 1997

    The undersigned hereby appoints Nicholas H. Cook and Herbert D. Froemming, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents") in the name of the undersigned, to attend the Annual Meeting of Shareholders of Braun's Fashions Corporation to be held at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota on Wednesday, July 16, 1997 at 3:30 p.m. Central Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

1.         ELECTION OF DIRECTORS         / / FOR all nominees listed below   / / WITHHOLD authority
                                         (EXCEPT AS MARKED TO THE            TO VOTE FOR ALL NOMINEES LISTED
                                         CONTRARY).                          BELOW.

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                     THE NOMINEE'S NAME IN THE LIST BELOW.)

                                CLASS 3 NOMINEES
                              HERBERT D. FROEMMING
                               JAMES J. FULD, JR.

2.         PROPOSAL TO ADOPT A 1997 STOCK INCENTIVE PLAN FOR EMPLOYEES.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         PROPOSAL TO AMEND THE COMPANY'S 1992 DIRECTOR STOCK OPTION PLAN to increase the total number of shares
           of Common Stock available for grant from 40,000 to       .

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP as the Company's independent auditor for the Company's current fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5.         In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

    PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

    Receipt of Notice of Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended March 1, 1997 and Proxy Statement dated June 6, 1997 is hereby acknowledged by the undersigned.

                                                    Dated , 1997

                                                    -------------------------------------------------
                                                    Signature

                                                    -------------------------------------------------
                                                    Name, typed or printed

                                                    -------------------------------------------------
                                                    Tax identification or
                                                    social security number